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                   [Letterhead of Arthur Andersen LLP]



                                                        Exhibit 24.2


             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 21, 1996 incorporated by reference in Advanced Energy Industries, Inc. Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.


                                   /s/ ARTHUR ANDERSEN LLP
                                   ---------------------------
                                   Arthur Andersen LLP

Denver, Colorado,
May 20, 1996.